UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2012

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Acadia Healthcare Company, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements in connection with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 205-20, “Discontinued Operations” (“ASC 205-20”). Generally accepted accounting principles require that all components of an entity that have been disposed of (by sale, by abandonment or in a distribution to owners) or are held for sale, and whose cash flows can be clearly distinguished from the rest of the entity, be presented as discontinued operations. In June 2012, the Company disposed of its PsychSolutions facility located in Miami, Florida. In accordance with ASC 205-20, the Company has reported the results of such operations, net of applicable income taxes, as discontinued operations for each period presented in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012 (including the comparable periods of the prior year). Under Securities and Exchange Commission (“SEC”) requirements, the same reclassification to discontinued operations that is required by ASC 205-20 is also required for previously issued financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the operations were exited or made available for sale. This reclassification has no effect on the Company’s reported net income and should not be read as a restatement of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”).

This Current Report on Form 8-K updates Items 6, 7 and 8 of the 2011 Form 10-K to reflect PsychSolutions as a discontinued operation. All items of the 2011 Form 10-K not reissued with this Form 8-K remain unchanged. No attempt has been made to update matters in the 2011 Form 10-K except to the extent expressly provided above.

The attached information should be read together with the Company’s filings with the SEC subsequent to the Company’s filing of the 2011 Form 10-K, which was filed on March 13, 2012, including its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012 and June 30, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued 2011 Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued 2011 Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued 2011 Form 10-K, Item 8. — Financial Statements and Supplementary Data

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Calculation Linkbase Document

101.LAB*	XBRL Taxonomy Labels Linkbase Document

101.PRE*	XBRL Taxonomy Presentation Linkbase Document

*	The XBRL related information in Exhibit 101 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: October 16, 2012	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Re-issued 2011 Form 10-K, Item 6. — Selected Financial Data

99.2	Re-issued 2011 Form 10-K, Item 7. — Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Re-issued 2011 Form 10-K, Item 8. — Financial Statements and Supplementary Data

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Calculation Linkbase Document

101.LAB*	XBRL Taxonomy Labels Linkbase Document

101.PRE*	XBRL Taxonomy Presentation Linkbase Document

*	The XBRL related information in Exhibit 101 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.